UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  August 15, 2007

BALLISTIC RECOVERY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-15318	41-1372079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Airport Road

South St. Paul, Minnesota 55401

(Address of principal executive offices)(Zip Code)

(651) 457-7491

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information required to be disclosed under this item is set forth below under Item 2.03, and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 15, 2007, Ballistic Recovery Systems, Inc. (the “Company”), entered into a loan agreement with Anchor Bank Saint Paul, N.A. (the “Lender”), whereby the Lender extended a revolving line of credit to the Company in an aggregate principal amount not to exceed $820,000 at any given time (subject to certain further limitations) according to the terms set forth therein (the “Loan Agreement”).  In connection with the Loan Agreement, the Company issued a promissory note in favor of the Lender on August 15, 2007, whereby the advances made by the Lender under the line of credit will bear a variable interest rate equal to the “prime rate” of interest as published each business day by the Wall Street Journal (the “Note”).  Under the Note, the Company is required to make monthly interest only payments on outstanding advances beginning on September 1, 2007 and a one-time balloon payment of all unpaid principal and interest outstanding on April 30, 2008.  The proceeds from advances made to the Company by the Lender may be used by the Company for general working capital purposes.  A copy of the Loan Agreement is filed as Exhibit 10.1 to this report and is incorporated herein by reference.  A copy of the Note is filed as Exhibit 10.2 to this report and is incorporated herein by reference.

In connection with the Loan Agreement and the Note, the Company also entered into a security agreement with the Lender on August 15, 2007, whereby the Company granted a security interest in certain assets of the Company to the Lender to secure the obligations of the Company under the Loan Agreement and the Note (the “Security Agreement”).  A copy of the Security Agreement is filed as Exhibit 10.3 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

10.1                           Loan Agreement between Anchor Bank St. Paul, N.A. and the Company dated August 15, 2007.

10.2                           Promissory Note made by the Company in favor of Anchor Bank St. Paul, N.A. dated August 15, 2007.

10.3                           Security Agreement between the Company and Anchor Bank St. Paul, N.A. dated August 15, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLISTIC REVOERY SYSTEMS, INC.

Date: August 24, 2007	By:	/s/	Donald Hedquist
Donald Hedquist, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Loan Agreement between Anchor Bank St. Paul, N.A. and the Company dated August 15, 2007.

10.2	Promissory Note made by the Company in favor of Anchor Bank St. Paul, N.A. dated August 15, 2007.

10.3	Security Agreement between the Company and Anchor Bank St. Paul, N.A. dated August 15, 2007.